SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam New Opportunities Fund       -- Class A Shares
Fiscal period ending:  June 30, 1995
Inception date:  August 31, 1990


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   Life*

P   = Initial Investment         $9,425   $9,425

ERV = Ending Redeemable Value    $12,854  $35,271

T   = Average Annual
      Total Return               28.54%   29.75%*

                   *Life of fund, if less than 10 years


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            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Opportunities Fund        -- Class B Shares
Fiscal period ending:  June 30, 1995
Inception date (March 1, 1993):


TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     Life*

P   = Initial Investment         $10,000    $10,000

ERV = Ending Redeemable Value    $13,034    $16,531

T   = Average Annual
      Total Return               30.43%     24.08%*

                   *Life of fund, if less than 10 years

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            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Opportunities Fund        -- Class Y Shares
Fiscal period ending:  June 30, 1995
Inception date (July 19, 1994 ):


TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     Life*

P   = Initial Investment         $--        $10,000

ERV = Ending Redeemable Value    $--        $13,242

T   = Average Annual
      Total Return               --%        34.24%*

                   *Life of fund, if less than 10 years

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SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam New Opportunities Fund       -- Class M Shares
Fiscal period ending:  June 30, 1995
Inception date:  (December 1, 1994)


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   Life*

P   = Initial Investment         $--       $9,650

ERV = Ending Redeemable Value    $--      $11,617

T   = Average Annual
      Total Return               --%      16.17%*

                   *Life of fund, if less than 10 years